UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported): October 4, 2011

Metropolitan Health Networks, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida
(State or Other Jurisdiction of Incorporation)

001-32361	65-0635748
(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(305) 805-8500
(Registrant's telephone number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 6, 2011, Metropolitan Health Networks, Inc. (“Metropolitan”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that Metropolitan had completed its acquisition of Continucare Corporation (“Continucare”) on October 4, 2011.  In accordance with Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Original 8-K disclosed that the financial statements of Continucare required under Item 9.01(a) of Form 8-K and the pro forma financial information of Metropolitan and Continucare required under Item 9.01(b) of Form 8-K (the “Required Financial Statements”) would be filed by amendment to the Original 8-K within 71 calendar days of the date on which the Original 8-K was required to be filed.  The purpose of this amended Current Report on Form 8-K/A is to amend the Original 8-K to include the Required Financial Statements.  Except as set forth herein, the Original 8-K remains unchanged.

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited financial statements of Continucare required by Item 9.01(a) are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)           Pro Forma Financial Information.

The pro forma financial information of Metropolitan and Continucare required by this Item 9.01(b) is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)           Exhibits.

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Audited Consolidated Financial Statements of Continucare Corporation as of June 30, 2011 and 2010 and for Each of the Three Fiscal Years in the Period Ended June 30, 2011.

Exhibit 99.2
Unaudited Pro Forma Condensed Combined Financial Statements of Metropolitan Health Networks, Inc. and Continucare Corporation for the Year Ended December 31, 2010 and Unaudited Pro Forma Condensed Combined Financial Statements of Metropolitan Health Networks, Inc. and Continucare Corporation as of and for the Six Months Ended June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

/s/ Roberto L. Palenzuela
Name: Roberto L. Palenzuela
Title: General Counsel

Dated: October 12, 2011

EXHIBIT INDEX

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Audited Consolidated Financial Statements of Continucare Corporation as of June 30, 2011 and 2010 and for Each of the Three Fiscal Years in the Period Ended June 30, 2011.

Exhibit 99.2
Unaudited Pro Forma Condensed Combined Financial Statements of Metropolitan Health Networks, Inc. and Continucare Corporation for the Year Ended December 31, 2010 and Unaudited Pro Forma Condensed Combined Financial Statements of Metropolitan Health Networks, Inc. and Continucare Corporation as of and for the Six Months Ended June 30, 2011.